                                                                    EXHIBIT 10.5

                                FIFTH AMENDMENT TO LEASE


       This FIFTH AMENDMENT TO LEASE made and entered into this 7th day of August, 1995, by and between 26600 DEVELOPMENT ASSOCIATES LIMITED PARTNERSHIP, a Michigan limited partnership, whose address is c/o Kojaian Management Corporation, 26600 Telegraph Road, Suite 450, Southfield, Michigan
48034-5300 (hereinafter referred to as "Landlord") and MEADOWBROOK, INC. a Michigan corporation, whose address is 26600 Telegraph Road, Suite 300, Southfield Michigan 48034 (hereinafter referred to as "Tenant"):



                            W I T N E S S E T H :



        WHEREAS, Landlord as Landlord, and Tenant as Tenant, entered into that certain lease dated July 25, 1990 covering premises at the Brookview Building, 26600 Telegraph Road, Southfield Michigan (hereinafter referred to as the "Original Premises"); and,



       WHEREAS, the lease was amended by the First Amendment to Lease dated May 26, 1993, Second Amendment to Lease dated October 27, 1993, Third Amendment to Lease dated April 4, 1994 and Fourth Amendment to Lease dated March 21, 1995 (hereinafter collectively referred to as the "Lease"): and



       WHEREAS, Tenant desires to lease an additional premises on the fourth
(4th) floor consisting of four thousand five hundred fifty-four (4,554) rentable square feet, hereinafter referred to as and designated the "Additional Premises E" on Exhibit "B" hereto and Landlord is willing to lease the Additional Premises E to Tenant upon the terms and conditions herein set forth; and


      WHEREAS, the parties wish to further amend the Lease as more particularly set forth herein,



       NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree that the Lease is hereby amended as follows:

                                     1.


        (a) Tenant acknowledges that Landlord has earlier constructed the Additional Premises E and that Tenant is familiar with the physical condition of the Additional Premises E and hereby agrees to accept the Additional Premises E in its existing "as-is" condition, except as provided herein, without representation or warranty of any kind by Landlord as to the present or future condition of the Additional Premises E. Tenant's taking of possession of the Additional Premises E shall be deemed conclusive evidence of Tenant's acceptance of the Additional Premises E in good order and satisfactory condition. Landlord shall repaint the Additional Premises E as reasonably needed at Landlord's sole cost and expense. Landlord shall have no further obligation to improve or to repair the Additional Premises E except as expressly set forth in the Lease.



       (b) Landlord shall deliver the Additional Premises E to Tenant for Tenant's occupancy on or before August 11, 1995.


       (c) Effective August 11, 1995, the Additional Premises E shall be deemed a part of the Demised Premises for all purposes of the Lease.

                                     2.

        Effective upon August 11, 1995 and the respective Effective Dates as provided in the Fourth Amendment to Lease, the Lease shall be amended as follows:

        (a) Section 1(d) of the Lease captioned "Demised Premises", shall be amended as follows:
        "(d)  Demised Premises:          The entire third floor of the building
                                         (25,064  square feet) and a portion of
                                         the second floor  of the building
                                         (9,261 square feet) and a portion of
                                         the fourth floor of the Building
                                         (6,754) as of the date hereof.

                                         The entire third floor of the building
                                         (25,064 square feet) and a portion of
                                         the second floor of the building
                                         (16,570 square feet) as of the
                                         Effective Date I.

                                         The entire third floor of the building
                                         (25,064 square feet), a portion of the
                                         second floor of the building (16,570
                                         square feet) and a portion of the
                                         fourth floor of the Building (4,554
                                         square feet) as of August 11, 1995.

                                         The entire third floor of the building
                                         (25,064 square feet), a portion of the
                                         second floor of the building (19,568
                                         square feet) and a portion of the
                                         fourth floor of the Building (4,554
                                         square feet) as of the Effective Date
                                         II.

                                         The entire third floor of the building
                                         (25,064 square feet), a portion of the
                                         second floor of the building (19,568
                                         square feet) and a portion of the
                                         fourth floor of the Building (4,554
                                         square feet) as of the Effective Date
                                         III.


(b)    Rider to Section 1(g) of the Lease shall be amended to read as follows:

       "Demised Premises (excluding the Additional Premises C and D)

        Term                                            Monthly Rental
        ----                                            --------------

From the date hereof through
the date prior to the
Effective Date I                                        $58,742.97

Effective Date I through
September 30, 1995                                      $59,536.62
(subject to the credit provided in Section 1(d) hereof)

October 1, 1995 through
September 30, 1996                                      $61,167.29
(subject to the credit provided in Section 1(d) hereof)

October 1, 1996 through
September 30, 1997                                      $62,797.95


October 1, 1997 through
September 30, 1998                                      $64,428.62

October 1, 1998 through
September 30, 1999                              $66,059.28

October 1, 1999 through
September 30, 2000                              $67,724.64

October 1, 2000 through
September 30, 2001                              $68,210.37

October 1, 2001 through
September 30, 2002                              $68,730.80

October 1, 2002 through
September 30, 2003                              $70,361.46

October 1, 2003 through
September 30, 2004                              $71,992.13


                            Additional Premises C
                            ---------------------

       Term                                                     Monthly Rental
       ----                                                     --------------

Effective Date II through
September 30, 1996                                              $4,404.56
(subject to the credit provided in Section l(d) hereof)

October 1, 1996 through
September 30, 1997                                              $4,521.98

October 1, 1997 through
September 30, 1998                                              $4,639.41

October 1, 1998 through
September 30, 1999                                              $4,756.83

October 1, 1999 through
September 30, 2000                                              $4,876.75

October 1, 2000 through
September 30, 2001                                              $4,911.72

October 1, 2001 through
September 30, 2002                                              $4,949.20

October 1, 2002 through
September 30, 2003                                              $5,066.62

October 1, 2003 through
September 30, 2004                                              $5,184.04

                            Additional Premises D
                            ---------------------

       Term                                                     Monthly Rental
       ----                                                     --------------

Effective Date III through
September 30, 1997                                              $6,185.68
(subject to the credit provided in Section l(d) hereof)



October 1, 1997 through
September 30, 1998                                              $6,346.30

October 1, 1998 through
September 30, 1999                                              $6,506.92

October 1, 1999 through
September 30, 2000                                              $6,670.96

October 1, 2000 through
September 30, 2001                                              $6,718.81

October 1, 2001 through
September 30, 2002                                              $6,770.07

October 1, 2002 through
September 30, 2003                                              $6,930.69

October 1, 2003 through
September 30, 2004                                              $7,091.31

                            Additional Premises E
                            ---------------------

August 11, 1995 through
September 30, 1995                                              $6,512.22

October 1, 1995 through
September 30, 1996                                              $6,690.59

October 1, 1996 through
September 30, 1997                                              $6,868.95

October 1, 1997 through
September 30, 1998                                              $7,047.32

October 1, 1998 through
September 30, 1999                                              $7,225.68

October 1, 1999 through
September 30, 2000                                              $7,407.84

October 1, 2000 through
September 30, 2001                                              $7,460.97

October 1, 2001 through
September 30, 2002                                              $7,517.90

October 1, 2002 through
September 30, 2003                                              $7,696.26

October 1, 2003 through
September 30, 2004                                              $7,874.63"


(c)   Section 1(i) of the Lease shall be amended to read as follows:


        "(i)  Tenant's share:   39.83% as of the date hereof.
                                40.37% as of the Effective Date I.
                                44.79% as of August 11, 1995.
                                43.28% as of the Effective Date II.
                                47.26% as of the Effective Date III."

     (d) Section 41(a) of the Rider to Lease shall be amended to read as follows:

          "(a) Provided Tenant shall not be in default at the time of the execution of such right, Tenant shall have the right to lease an expansion area on the fourth floor of the Building of approximately five thousand (5,000) square feet on or about the sixty-sixth (66th) month of the term after the Effective Date I. Landlord shall designate such expansion area; provided, that such five thousand (5,000) square foot area shall constitute a single, self-contained suite. Tenant shall exercise such right to lease such expansion area, if at all, at lease nine (9) months prior to the date such premises is to be made available to Tenant."

                                       3.

     Effective upon August 11, 1995, Exhibit "B" to the Lease is hereby deleted in its entirety and Exhibit "B" attached hereto is hereby substituted.

                                       4.

     EXCEPT, as specifically provided to the contrary herein, all of the rest and remaining terms and conditions of the Lease shall remain in full force and effect. All defined terms used herein shall have the same meaning as used in the Lease unless a different meaning is clearly indicated.

     The Lease as herein amended is hereby ratified and confirmed by the parties and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above written.



                                   26600 DEVELOPMENT ASSOCIATES LIMITED
                                   PARTNERSHIP,
                                   a Michigan limited partnership


                                        By:    26600 Investment Corporation,
                                               a Michigan corporation
                                        Its:   General Partner

                                   By: C. Michael Kojaian
                                      --------------------------
                                       C. MICHAEL KOJAIAN
                                       EXECUTIVE VICE PRESIDENT
                                                         "LANDLORD"

                                   MEADOWBROOK INC.,
                                   a Michigan corporation


                                   By:  WARREN D. GARDNER
                                      -------------------------
                                        WARREN D. GARDNER
                                   Its: PRESIDENT
                                                         "TENANT"

                                  "EXHIBIT B"



                                  [FLOOR PLAN]

                                  [FLOOR PLAN]

                                  [FLOOR PLAN]

EXHIBIT 10.5

                              [KOJAIAN LETTERHEAD]

                                                                  HAND-DELIVERED

June 25, 1996


Ms. Donna J. Economo
Director, Human Resources
MEADOWBROOK INSURANCE GROUP
26600 Telegraph Road, Suite 300
Southfield, Michigan  48037-2054


RE: BROOKVIEW BUILDING
    SOUTHFIELD, MICHIGAN


Dear Ms. Economo:

Enclosed herewith please find one (1) original of both the Estoppel Certificate and the fully executed Sixth Amendment to Lease by and between 26600 Development Associates Limited Partnership, as Landlord, and Meadowbrook, Inc., as Tenant. Please retain this document for your files and records.

If you have any questions about the document, please do not hesitate to call me.

Very truly yours,

KOJAIAN MANAGEMENT CORPORATION

D. Renee Markowski

D. Renee Markowski
Lease Administrator

enclosure

                           SIXTH AMENDMENT TO LEASE



     This SIXTH AMENDMENT TO LEASE made and entered into this 13th day of May, 1996, by and between 26600 DEVELOPMENT ASSOCIATES LIMITED PARTNERSHIP, a Michigan limited partnership, whose address is c/o Kojaian Management Corporation, 26600 Telegraph Road, Suite 450, Southfield, Michigan 48034-5300 (hereinafter referred to as "Landlord") and MEADOWBROOK, INC., a Michigan corporation, whose address 26600 Telegraph Road, Suite 300, Southfield, Michigan 48034 (hereinafter referred to as "Tenant").



                                  WITNESSETH:



     WHEREAS, Landlord as Landlord, and Tenant as Tenant, entered into that certain lease dated July 25, 1990 covering premises at the Brookview Building, 26600 Telegraph Road, Southfield, Michigan (hereinafter referred to as the "Original Premises"); and

     WHEREAS, the lease was amended by the First Amendment to Lease dated May 26, 1993, Second Amendment to Lease dated October 27, 1993, Third Amendment to Lease dated April 4, 1994, Fourth Amendment to Lease dated March 21, 1995 and Fifth Amendment to Lease dated August 7, 1995 (hereinafter collectively referred to as the "Lease"); and

     WHEREAS, Tenant desires to lease an additional premises on the first (1st) floor consisting of seven thousand two hundred thirty-four (7,234) rentable square feet, hereinafter referred to as and designated the "Additional Premises F" on Exhibit "B" hereto and Landlord is willing to lease the Additional Premises F to Tenant upon the terms and conditions herein set forth; and

     WHEREAS, the parties wish to further amend the Lease as more particularly set forth herein,

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree that the Lease is hereby amended as follows:

                                       1.

     (a) Tenant will furnish to Landlord all information regarding its partition, electrical and telephone requirements and all other pertinent information, by not later than sixty (60) days prior to the anticipated Effective Date, as hereinafter defined. Based upon the information supplied by Tenant to Landlord, Landlord, at its sole cost and expense, shall prepare plans and specifications for the renovations to the Additional Premises F, and Landlord shall submit such plans and specifications to Tenant for Tenant's approval, which approval shall not be unreasonably withheld. Tenant shall approve said plans and specifications or supply Landlord with its comments in writing thereto within five (5) days of receipt of same, and if Tenant shall fail to supply such approval or comments in writing within such five (5) day period, such plans and specifications shall be deemed approved. If Tenant requests any changes to such plans and specifications, Landlord and Tenant shall cooperate to resolve all such matters.

     (b) Landlord shall complete the Additional Premises F in accordance with the approved plans and specifications and deliver the same to Tenant for Tenant's occupancy on or about October 1, 1996. The date Landlord so delivers the Additional Premises F to Tenant is hereinafter referred to as the "Effective Date".

     (c) The cost of all improvements to the Additional Premises F shall be paid by Tenant as follows: (i) One-half of such amount upon the approval of such costs by Tenant, and (ii) the balance of such amount prior to occupancy of the Additional Premises F by Tenant.

     (d) In consideration of Tenant paying for all the improvement costs, as provided in (c) above, Landlord shall provide Tenant with a $36,170.00 ($5.00 per rentable square foot) rent credit. Such credit shall be applied against the Basic Rental for the Additional Premises F until exhausted. For example, Tenant shall not be required to pay any Basic Rental with respect to the Additional Premises F for the first three (3) months following the Effective Date and the Basic Rental for the fourth (4th) month shall be $7,475.12.

                                       2.

          Effective upon the Effective Date, the Lease shall be amended as follows:

          (a) Section 1(d) of the Lease captioned "Demised Premises", shall be amended as follows:

          "(d)    Demised Premises       The entire third floor of the building
                                          (25,064 square feet), a portion of
                                          the second floor of the building
                                          (19,568 square feet) and a portion
                                          of the fourth floor of the building
                                          (4,554 square feet) as of the date
                                          hereof.

                                          The entire third floor of the
                                          building (25,064 square feet), a
                                          portion of the second floor of the
                                          building (19,568 square feet), a
                                          portion of the fourth floor of the
                                          building (4,554 square feet) and a
                                          portion of the first floor of the
                                          building (7,234 square feet) as of
                                          the Effective Date.

                                          The entire third floor of the
                                          building (25,064 square feet), a
                                          portion of the second floor of the
                                          building (23,669 square feet), a
                                          portion of the fourth floor of the
                                          building (4,554 square feet) and a
                                          portion of the first floor of the
                                          building (7,234 square feet) as of
                                          the Effective Date III, as defined
                                          in the Fourth Amendment to Lease."



          (b) Rider to Section I (g) of the Lease captioned "Basic Rental" shall be amended to read as follows:

          (g)      "Demised Premises (excluding the Additional Premises D and F)

                       Term                               Monthly Rental

              May 1, 1996 through                           $72,262.44
              September 30, 1996

              October 1, 1996 through                       $74,188.88
              September 30, 1997

              October 1, 1997 through                       $76,115.35
              September 30, 1998

          October 1, 1998 through                                   $78,041.79
          September 30, 1999

          October 1, 1999 through                                   $80,009.23
          September 30, 2000

          October 1, 2000 through                                   $80,583.06
          September 30, 2001

          October 1, 2001 through                                   $81,197.90
          September 30, 2002

          October 1, 2002 through                                   $83,124.34
          September 30, 2003

          October 1, 2003 through                                   $85,050.80
          September 30, 2004

                                       Additional Premises D

                Term                                              Monthly Rental

          Effective Date III through                                 $6,185.68
          September 30, 1997
          (subject to the credit provided in Section l(d) of the Fourth Amendment to Lease)

          October 1, 1997 through                                    $6,346.30
          September 30, 1998

          October 1, 1998 through                                    $6,506.92
          September 30, 1999

          October 1, 1999 through                                    $6,670.96
          September 30, 2000

          October 1, 2000 through                                    $6,718.81
          September 30, 2001

          October 1, 2001 through                                    $6,770.07
          September 30, 2002

          October 1, 2002 through                                    $6,930.69
          September 30, 2003

          October 1, 2003 through                                    $7,091.31
          September 30, 2004

                                     Additional Premises F

               Term                                               Monthly Rental

          Effective Date through                                    $10,911.28
          September 30, 1997
          (subject to the credit provided in Section I (d) hereof)

                  October 1, 1997 through                         $11,194.62
                  September 30, 1998

                  October 1, 1998 through                         $11,477.95
                  September 30, 1999

                  October 1, 1999 through                         $11,767.31
                  September 30, 2000

                  October 1, 2000 through                         $11,851.70
                  September 30, 2001

                  October 1, 2001 through                         $11,942.13
                  September 30, 2002

                  October 1, 2002 through                         $12,225.46
                  September 30, 2003

                  October 1, 2003 through                         $12,508.79"
                  September 30, 2004

  (c) Section I (1) of the Lease captioned "Tenant's Share" shall be amended to read as follows:

                "(i)     Tenant's share:    50.66% as of the date hereof.
                                            62.33% as of the Effective Date III.
                                            58.15% as of the Effective Date"

  (d) Section 2(e) of the Fourth Amendment to Lease shall be amended to read as follows:


          "Notwithstanding anything herein contained to the contrary, if this Lease shall be terminated and/or Landlord shall re-enter the Demised Premises as a result of Tenant's default, then upon such termination or re-entry, and in addition to Section (xiii) Tenant shall pay to Landlord the amount of Three Hundred Seventy Six Thousand Six Hundred Seventeen no/00dollars ($376,617) multiplied by a fraction, the numerator of which is the number of months remaining in the term upon such termination and/or re-entry and the denominator of which is the number of months from the respective Effective Dates through the Expiration Date. Such amount shall be discounted to present value over the remaining term of this Lease at the discount rate of the Federal Reserve Bank of Chicago at such time, plus one percent (1%).

  (e)     Rider to Section 2.1 of the Lease shall be amended as follows:

          "Tenant shall have the right to utilize the following reserved parking spaces in the executive covered parking area without additional cost of rent during the term of this Lease, as the same may be extended:
          Twenty-two (22) spaces as of the date hereof; four (4) additional spaces [for a total of twenty-six (26)] as of the Effective Date and four (4) additional spaces [for a total of thirty (30)] as of the Effective Date III. Landlord shall place signs designating such spaces [for the exclusive use of Tenant] Landlord shall use reasonable efforts to police Tenant's right to utilize such reserved spaces, but Landlord shall have no liability or responsibility to Tenant if such spaces are not available through acts or omissions of others.

          If Tenant shall expand the Demised Premises pursuant to Sections (h) and/or (i) hereof, Tenant shall be entitled to additional reserved spaces on a pro-rata basis to the extent the same are available.

          Landlord shall provide an area in reasonable proximity to the Building for general designated visitor parking for the Building (including Tenant's visitors)."



                                       3.

     Effective upon the Effective Date, Exhibit "B" to the Lease is hereby deleted in its entirety and Exhibit"B" attached hereto is hereby substituted.

                                       4.

     EXCEPT, as specifically provided to the contrary herein, all of the rest and remaining terms and conditions of the Lease shall remain in full force and effect. All defined terms used herein shall have the same meaning as used in the Lease unless a different meaning is clearly indicated.

     The Lease as herein amended is hereby ratified and confirmed by the parties and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above written.


                                      26600 DEVELOPMENT ASSOCIATES
                                      LIMITED PARTNERSHIP,
                                      a Michigan limited partnership

                                         By:     26600 Investment Corporation
                                                 a Michigan corporation
                                         Its:    General Partner



                                         By: Mike Kojaian
                                             ------------------------
                                             Mike Kojaian
                                             President
                                                       "LANDLORD"



                                         MEADOWBROOK, INC,
                                         a Michigan corporation

                                         By:       [sig]
                                              ---------------------
                                         Its:     Chairman
                                              ---------------------

                                                       "TENANT"

                                  "EXHIBIT B"



                                  [FLOOR PLAN]

                                  "EXHIBIT B"



                                  [FLOOR PLAN]

                                  [FLOOR PLAN]

                                  [FLOOR PLAN]